Parent Investment	6 Months Ended
Jun. 30, 2021
OceanPal Inc. Predecessors
Parent Investment

5.Parent Investment

As of June 30, 2021 and December 31, 2020, parent investment amounting to $140.9 million and $144.3 million, respectively, consists of the amounts contributed by the Parent to finance part of the acquisition cost of the vessels, intercompany amounts due to or from the Parent which are forgiven and treated as contributions or distributions of capital and other general and administrative expenses allocated to the OceanPal Inc. Predecessor by Parent. Allocated general and administrative expenses include expenses of Parent such as executive’s cost, legal, treasury, regulatory compliance and other costs. These expenses were allocated on a pro rata basis, based on the number of ownership days of the Subsidiaries’ vessels compared to the number of ownership days of the total DSI fleet. Such allocations are believed to be reasonable, but may not reflect the actual costs if the OceanPal Inc. Predecessor had operated as a standalone company.

As part of Parent, OceanPal Inc. Predecessor is dependent upon Parent for all of its working capital and financing requirements, as Parent uses a centralized approach to cash management and financing of its operations. Financial transactions relating to OceanPal Inc. Predecessor are accounted for through the Parent equity account and reflected in the combined carve-out statements of Parent’s equity as an increase or decrease in Parent investment. Accordingly, none of Parent’s cash, cash equivalents or debt at the corporate level have been assigned to the OceanPal Inc. Predecessor in the financial statements. Parent equity, net represents Parent’s interest in the recorded net assets of the OceanPal Inc. Predecessor. All significant intercompany accounts and transactions between the businesses comprising the OceanPal Inc. Predecessor have been eliminated in the accompanying combined carve-out financial statements.